Exhibit 99.1a

           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the quarterly report of Foamex L.P. on Form 10-Q for the period ending September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Chorman, President and Chief Executive Officer of Foamex L.P. and President of Foamex Capital Corporation, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Foamex L.P.

Foamex L.P.                                Foamex Capital Corporation


/s/  Thomas E. Chorman                     /s/ Thomas E. Chorman
-------------------------------------      ----------------------------------
Thomas E. Chorman                          Thomas E. Chorman
President and Chief Executive Officer      President

March 27, 2003